                                                                      EX-99.(j)2

                               DODGE & COX FUNDS
                           (a Delaware Business Trust)

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints Harry R. Hagey, Kenneth E. Olivier and Thomas M. Mistele, and each of them, his/her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him/her in his/her name, place and stead, in any and all capacities, to sign the registration statement of Dodge & Cox Funds and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                               Date                       Signature                          Date
---------                               ----                       ---------                          ----
/s/ Katherine Herrick Drake             February 26, 2002          /s/ William F. Ausfahl             February 26, 2002
-----------------------------------     ----------------------     -------------------------------    ----------------------
Katherine Herrick Drake                                            William F. Ausfahl

/s/ Dana M. Emery                       February 26, 2002          /s/ L. Dale Crandall               February 26, 2002
-----------------------------------     ----------------------     -------------------------------    ----------------------
Dana M. Emery                                                      L. Dale Crandall

/s/ John A. Gunn                        February 26, 2002          /s/ Max Gutierrez, Jr.             February 26, 2002
-----------------------------------     ----------------------     -------------------------------    ----------------------
John A. Gunn                                                       Max Gutierrez, Jr.

/s/ Harry R. Hagey                      February 26, 2002          /s/ Thomas A. Larsen               February 26, 2002
-----------------------------------     ----------------------     -------------------------------    ----------------------
Harry R. Hagey                                                     Thomas A. Larsen

/s/ Kenneth E. Olivier                  February 26, 2002          /s/ Will C. Wood                   February 26, 2002
-----------------------------------     ----------------------     -------------------------------    ----------------------
Kenneth E. Olivier                                                 Will C. Wood

/s/ A. Horton Shapiro                   February 26, 2002
-----------------------------------     ----------------------
A. Horton Shapiro

/s/ John M. Loll                        February 26, 2002
-----------------------------------     ----------------------
John M. Loll